UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

DISC MEDICINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 674-9274

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2026, Disc Medicine, Inc. (the “Company”) issued a press release announcing, among other things, that its preliminary unaudited cash, cash equivalents and marketable securities as of December 31, 2025 were approximately $791 million. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has not yet completed its year-end financial close process for the year ended December 31, 2025. This estimate of the Company’s cash, cash equivalents and marketable securities as of December 31, 2025 is preliminary and is subject to change upon completion of the Company’s financial statement closing procedures. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and, accordingly, does not express an opinion or any other form of assurance about it. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2025. The information presented herein should not be considered a substitute for the financial information the Company files with the Securities and Exchange Commission in its annual report on Form 10-K for the year ended December 31, 2025. The Company has no intention or obligation to update the preliminary estimate of its cash, cash equivalents and marketable securities set forth above.

The information contained in Item 2.02 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On January 12, 2026, the Company also announced its recent achievements and key business objectives and milestones for 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Commencing on January 12, 2026, the Company will participate in the 44th Annual J.P. Morgan Healthcare Conference (the “Conference”). A copy of the Company's presentation materials that it intends to use at the Conference, including at a previously announced investor presentation on January 14, 2026, is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1 or Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Disc Medicine, Inc. press release, dated January 12, 2026
99.2	Disc Medicine, Inc. presentation, dated January 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date:	January 12, 2026	By:	/s/ John Quisel, J.D., Ph.D.
Name: John Quisel, J.D., Ph.D Title: Chief Executive Officer